Rule 497(e)
File Nos. 333-144503 and 811-22091

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated August 26, 2009
To the Prospectus dated May 1, 2009

Effective September 1, 2009, Massachusetts Financial Services Company (“MFS”) will replace Alliance Bernstein, L.P. as the Sub-Adviser to the Portfolio and the name of the Portfolio will change from Maxim Bernstein International Equity Portfolio to Maxim MFS International Value Portfolio.  Therefore, effective September 1, 2009, the following changes are made to the Prospectus:

All references in the Prospectus to “Maxim Bernstein International Equity Portfolio” are changed to “Maxim MFS International Value Portfolio” and all references in the Prospectus to “Alliance Bernstein, L.P.” are changed to “Massachusetts Financial Services Company.”

Accordingly, the fund description on page 21 is deleted in its entirety and replaced with the following:

“Maxim MFS International Value Portfolio seeks long-term capital growth.  Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  Under normal circumstances, the Portfolio will invest primarily in companies located outside the U.S., including those in emerging markets.  The sub-adviser may invest a relatively large percentage of the Portfolio’s assets in a single country, a small number of countries, or a particular geographic region.  The Portfolio generally focuses on investing its assets in the stocks of companies that the sub-adviser believes are undervalued compared to their perceived worth (value companies).  Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, and other financial measures.  The sub-adviser may invest the Portfolio’s assets in companies of any size.  The sub-adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions.  Factors considered may include analysis of earnings, cash flows, competitive position, and management ability.  Quantitative analysis of these and other factors may also be considered.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.